                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2002

                                   ----------

                                NUCOR CORPORATION
             (Exact name of Registrant as specified in its charter)


               DELAWARE                                 1-4119                               13-1860817
            (State or other                    (Commission File Number)                   (I.R.S. Employer
    jurisdiction of incorporation)                                                     Identification Number)

           2100 Rexford Road                                                                    28211
       Charlotte, North Carolina                                                             (Zip code)
         (Address of principal
          executive offices)

       Registrant's telephone number, including area code: (704) 366-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 5.    Other Events and Regulation FD Disclosure.

         The contents of the News Release of Nucor Corporation dated July 22, 2002, which is attached to this Report as Exhibit 99, are incorporated herein by reference. The transaction described therein was completed on July 22, 2002.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

         99                News Release of Nucor Corporation dated July 22, 2002







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NUCOR CORPORATION


                                          By:  /s/ Terry S. Lisenby
                                              --------------------------------
                                          Name: Terry S. Lisenby
                                                ------------------------------
                                          Its: Chief Financial Officer
                                               -------------------------------

                                          Date: July 29, 2002






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                                INDEX TO EXHIBITS

         Exhibit No.       Description
         -----------       -----------

         99                News Release of Nucor Corporation dated July 22, 2002





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